Exhibit 99.2

December 11, 2018	Edward Vallejo
Vice President, Investor Relations
856-955-4445
edward.vallejo@amwater.com

Maureen Duffy
Vice President, Communications and Federal Affairs
856-955-4163
Maureen.Duffy@amwater.com

AMERICAN WATER ANNOUNCES 2019 EARNINGS GUIDANCE

•	Setting 2019 diluted earnings per share (EPS) guidance range of $3.54 to $3.64

•	Maintaining our five year adjusted EPS compound annual growth rate in the top half of the 7 to 10 percent range anchored off 2017 adjusted EPS

•	Investing $8.0 - $8.6 billion predominantly for regulated infrastructure investment over the next five years

•	Affirming narrowed 2018 earnings guidance range

CAMDEN, N.J., Dec. 11, 2018 – American Water Works Company, Inc. (NYSE: AWK), the largest publicly traded U.S. water and wastewater utility company, today announced its earnings guidance for 2019 and affirmed its earnings guidance range for 2018.

American Water estimates its 2019 earnings to be in the range of $3.54 to $3.64 per diluted share.

“We know that our customers expect safe, clean, reliable and affordable water services every day, and we do that through focusing on delivering the best customer experience possible, prudently investing capital for infrastructure replacement, and being more cost-efficient in our operations,” said Susan Story, president and CEO of American Water. “We are driven to be ‘best in class’ in execution of business fundamentals and the ‘go to’ place for everything water, and our 2019 earnings per share guidance is a reflection of our dedication to those goals.”

The company affirmed its 2018 narrowed earnings guidance GAAP range of $3.19 - $3.24 per diluted share, which includes a gain on sale of the majority of the contracts in the Contract Services Group, the Keystone Clearwater Solutions impairment charge, and the benefit from an insurance settlement related to the impact of Freedom Industries chemical spill. Excluding these items, the company’s 2018 adjusted (non-GAAP) earnings guidance range is $3.27 - $3.32 per diluted share.

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American Water will host an Investor Day presentation and audio webcast with investors, analysts and other interested parties on Dec. 11 at its headquarters located at 1 Water Street in Camden, NJ. In addition to Story, presentations will be made by Linda Sullivan, executive vice president and chief financial officer; Walter Lynch, executive vice president and chief operating officer of regulated operations, and other company leaders. The live webcast and videocast will be accessible to the public from 8:30 a.m. to approximately 1:30 p.m. Eastern Time, and posted on the Investor Relations page of the company’s website at www.amwater.com for 30 days. Presentation slides that will be used in conjunction with the conference are also available online at http://ir.amwater.com.

The company’s earnings forecasts are subject to numerous risks and uncertainties, including, without limitation, those described under “Forward-Looking Statements” below and under “Risk Factors” in its annual and quarterly reports filed with the Securities and Exchange Commission (SEC).

Non-GAAP Financial Measures

This press release includes a presentation of 2018 adjusted diluted earnings per share as earnings guidance (“Adjusted EPS”), which is a “non-GAAP financial measure” under SEC rules. Adjusted EPS guidance is defined as GAAP earnings guidance per diluted common share excluding the impact of: (i) the gain recognized in the third quarter of 2018 on the sale of the majority of the company’s Contract Services Group’s operation and maintenance contracts; (ii) a goodwill and intangible asset impairment charge related to the narrowing of the scope of the business of Keystone Clearwater Solutions in the third quarter of 2018; and (iii) the June 2018 insurance settlement related to the Freedom Industries chemical spill in West Virginia. The company believes that this non-GAAP measure provides investors with useful information by excluding certain matters that may not be indicative of its ongoing operating results, and that providing this non-GAAP measure will allow investors to understand better its businesses’ operating performance and facilitate a meaningful year-to-year comparison of its results of operations. Although management uses this non-GAAP financial measure internally to evaluate the company’s results of operations, the company does not intend results excluding the adjustments to represent results as defined by GAAP, and the reader should not consider them as indicators of performance. This non-GAAP financial measure is derived from the company’s consolidated financial information but is not presented in its financial statements prepared in accordance with GAAP, and thus it should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, this non-GAAP financial measure as defined and used above may not be comparable to similarly titled non-GAAP measures used by other companies, and, accordingly, it may have significant limitations on its use.

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About American Water

With a history dating back to 1886, American Water is the largest and most geographically diverse U.S. publicly-traded water and wastewater utility company. The company employs more than 7,100 dedicated professionals who provide regulated and market-based drinking water, wastewater and other related services to over 14 million people in 45 states and Ontario, Canada. More information can be found by visiting amwater.com and follow American Water on Twitter, Facebook and LinkedIn.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this press release including, without limitation, 2018 and 2019 earnings guidance, are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. In some cases, these forward-looking statements can be identified by words with prospective meanings such as “intend,” “plan,” “estimate,” “believe,” “anticipate,” “expect,” “predict,” “project,” “propose,” “assume,” “forecast,” “outlook,” “future,” “pending,” “goal,” “objective,” “potential,” “continue,” “seek to,” “may,” “can,” “will,” “should” and “could” and or the negative of such terms or other variations or similar expressions. These forward-looking statements are predictions based on American Water’s current expectations and assumptions regarding future events. They are not guarantees or assurances of any outcomes, financial results of levels of activity, performance or achievements, and readers are cautioned not to place undue reliance upon them. The forward-looking statements are subject to a number of estimates and assumptions, and known and unknown risks, uncertainties and other factors. Actual results may differ materially from those discussed in the forward-looking statements included in this press release as a result of the factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, and subsequent filings with the SEC, and because of factors such as: the decisions of governmental and regulatory bodies, including decisions to raise or lower rates; the timeliness and outcome of regulatory commissions’ actions concerning rates, capital structure, authorized return on equity, capital investment, permitting, and other decisions; changes in laws, governmental regulations and policies, including environmental, health and safety, water quality, and public utility and tax regulations and policies, and impacts resulting from U.S., state and local elections; potential costs and liabilities of American Water for environmental laws and similar matters resulting from, among other things, water and wastewater service provided to customers, including, for example, water management solutions focused on customers in the shale natural gas exploration and production market; the outcome of litigation and similar government actions; weather conditions, and events, climate change patterns, and natural disasters, including drought or abnormally high rainfall, strong winds, coastal and intercoastal flooding, earthquakes, landslides, hurricanes, tornadoes, wildfires, electrical storms and solar flares; changes in customer demand for, and patterns of use of, water, such as may result from

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conservation efforts; its ability to appropriately maintain current infrastructure, including its operational and information technology (“IT”) systems, and manage the expansion of its business; its ability to obtain permits and other approvals for projects; changes in its capital requirements; its ability to control operating expenses and to achieve efficiencies in its operations; the intentional or unintentional acts of a third party, including contamination of its water supplies or water provided to its customers; exposure or infiltration of its critical infrastructure, operational technology and IT systems, including the disclosure of sensitive or confidential information contained therein, through physical or cyber-attacks or other disruptions; its ability to obtain adequate and cost-effective supplies of chemicals, electricity, fuel, water and other raw materials that are needed for its operations; its ability to successfully meet growth projections and capitalize on growth opportunities, including its ability to, among other things, acquire, close and successfully integrate regulated operations and Market-based businesses, enter into contracts and other agreements with, or otherwise obtain, new customers in the Market-based businesses, and realize anticipated benefits and synergies from new acquisitions; cost overruns relating to improvements in or the expansion of its operations; its ability to maintain safe work sites; risks and uncertainties associated with contracting with the U.S. government, including ongoing compliance with applicable government procurement and security regulations; changes in general economic, political, business and financial market conditions; access to sufficient capital on satisfactory terms and when and as needed to support operations and capital expenditures; fluctuations in interest rates; restrictive covenants in or changes to the credit ratings on its current or future debt that could increase its financing costs or funding requirements or affect its ability to borrow, make payments on debt or pay dividends; fluctuations in the value of benefit plan assets and liabilities that could increase its financing costs and funding requirements; changes in Federal or state income, general and other tax laws, including tax reform, the availability of tax credits and tax abatement programs, and the ability to utilize its U.S. and state net operating loss carryforwards; migration of customers into or out of its service territories; the use by municipalities of the power of eminent domain or other authority to condemn its systems; difficulty in obtaining, or the inability to obtain, insurance at acceptable rates and on acceptable terms and conditions; its ability to retain and attract qualified employees; labor actions including work stoppages and strikes; the incurrence of impairment charges related to American Water’s goodwill or other assets; civil disturbances, terrorist threats or acts, or public apprehension about future disturbances or terrorist threats or acts; and the impact of new accounting standards or changes to existing standards.

These forward-looking statements are qualified by, and should be read together with, the risks and uncertainties set forth above and the risk factors included in the company’s annual and quarterly SEC filings, and readers should refer to such risks, uncertainties and risk factors in evaluating such forward-looking statements. Any forward-looking statements speak only as of the date of this press release. The company does not have or undertake any obligation or intention to update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise,

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except as otherwise required by the Federal securities laws. Furthermore, it may not be possible to assess the impact of any such factor on the company’s businesses, either viewed independently or together, or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive.

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American Water Works Company, Inc. and Subsidiary Companies

Adjusted Earnings Guidance Range (A Non-GAAP, unaudited measure)

	2018
	Low End	High End
Earnings Guidance Range (GAAP)	$3.19	$3.24
Non-GAAP Adjustments:
Gain on sale of portion of Contract Services Group contracts	(0.08)	(0.08)
Income tax impact	0.02	0.02

Net non-GAAP adjustment	(0.06)	(0.06)

Impairment charge	0.31	0.31
Income tax impact	(0.08)	(0.08)
Net loss attributable to noncontrolling interest	(0.01)	(0.01)

Net non-GAAP adjustment	0.22	0.22

Impact of Freedom Industries settlement activities	(0.11)	(0.11)
Income tax impact	0.03	0.03

Net non-GAAP adjustment	(0.08)	(0.08)

Total net non-GAAP adjustments	0.08	0.08

Adjusted Earnings Guidance Range (non-GAAP)	$3.27	$3.32

PRESS RELEASE	6	www.amwater.com